UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2019

TRANSATLANTIC PETROLEUM LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

16803 Dallas Parkway Addison, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

DenizBank Credit Facility and 2019 Term Loan. On August 23, 2016, the Turkish branch of TransAtlantic Exploration Mediterranean International Pty Ltd (“TEMI”), a subsidiary of TransAtlantic Petroleum Ltd. (the “Company”), entered into a general credit agreement (the “Credit Agreement”) with DenizBank A.S. (the “Lender”). The Credit Agreement is a master agreement pursuant to which the Lender may make loans to TEMI from time to time pursuant to additional loan agreements.

On February 22, 2019 the Lender entered into an additional $20 million term loan (the “2019 Term Loan”) with TEMI under the Credit Agreement. The 2019 Term Loan is in addition to the Company’s term loans currently outstanding with the Lender, as described in the Company’s previous periodic reports filed from time to time with the U.S. Securities and Exchange Commission (the “SEC”). The Company will use the proceeds from the 2019 Term Loan for general corporate purposes.

The 2019 Term Loan bears interest at a fixed rate of 7.5% (plus 0.375% for Banking and Insurance Transactions Tax per the Turkish government) per annum. The 2019 Term Loan has a ten-month grace period during which the 2019 Term Loan bears interest but no payments are due other than a single interest only payment of $0.76 million in August 2019. After the ten-month grace period, the 2019 Term Loan is payable in fourteen monthly principal installments of $1.43 million plus interest. The 2019 Term Loan matures in February 2021. Amounts repaid under the 2019 Term Loan may not be re-borrowed, and early repayments under the 2019 Term Loan are subject to early repayment fees.

The 2019 Term Loan is guaranteed by Petrogas Petrol Gaz ve Petrokimya Urunleri Insaat Sanayi ve Ticaret A.S. (“Petrogas”), Amity Oil International Pty Ltd (“Amity”), Talon Exploration, Ltd. (“Talon Exploration”), DMLP, Ltd. (“DMLP”), and TransAtlantic Turkey, Ltd. (“TransAtlantic Turkey”) (collectively, the “Guarantors”). Each of the Guarantors is a wholly-owned subsidiary of the Company.

The 2019 Term Loan contains standard prohibitions on the activities of TEMI as the borrower, including prohibitions on encumbering or creating restrictions or limitations on all or a part of its assets, revenues, or properties, giving guaranties or sureties, selling assets or transferring revenues, dissolving, liquidating, merging, or consolidating, incurring additional debt, paying dividends, making certain investments, undergoing a change of control, and other similar matters. In addition, the 2019 Term Loan prohibits Amity, Talon Exploration, DMLP, and Transatlantic Turkey from incurring additional debt. An event of default under the 2019 Term Loan includes, among other events, failure to pay principal or interest when due, breach of certain covenants, representations, warranties, and obligations, bankruptcy or insolvency, and the occurrence of a material adverse effect.

The 2019 Term Loan is secured by a pledge of (i) the stock of TEMI, DMLP, TransAtlantic Turkey, and Talon Exploration, (ii) substantially all of the assets of TEMI, (iii) certain real estate owned by Petrogas, (iv) certain Gundem real estate and Muratli real estate owned by Gundem Turizm Yatirim ve Isletmeleri A.S. (“Gundem”), (v) certain Diyarbakir real estate owned 80% by N. Malone Mitchell 3rd and 20% by Selami Erdem Uras, and (vi) certain Ankara real estate owned 100% by Mr. Uras. In addition, TEMI has assigned its Turkish collection accounts and its receivables from the sale of oil to the Lender as additional security for the 2019 Term Loan. Gundem is beneficially owned by Mr. Mitchell, his adult children, and Mr. Uras. Mr. Mitchell is the Company’s Chief Executive Officer and Chairman of the Board. Mr. Uras is the Company’s Vice President, Turkey.

The foregoing description of the 2019 Term Loan is qualified in its entirety by reference to the 2019 Term Loan, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Note Amendment. On February 28, 2019, the Company and Dalea Partners, LP (“Dalea”), an affiliate of N. Malone Mitchell, 3rd, the Company’s chairman and chief executive officer (“Mr. Mitchell”), entered into an amendment (the “Note Amendment”) to the Amended and Restated Promissory Note,

dated April 19, 2016 (the “Amended Note” and, as amended by the Note Amendment, the “Note”), pursuant to which Dalea and the Company agreed to extend the maturity date of the Note to February 26, 2021 (unless otherwise accelerated in accordance with the terms of the Note). As of February 28, 2019, and after Dalea’s prepayment of $1.0 million towards the principal and accrued interest on the Note as described in the Note Amendment, the amount outstanding under the Note was $4.7 million. The Note Amendment was approved by the independent members of the Company’s board of directors.

The foregoing description of the Note Amendment is qualified in its entirety by reference to the Note Amendment, which is filed herewith as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

A description of the Amended Note is included in the Company’s Current Report on Form 8-K, filed with the SEC on April 22, 2016 (the “April 22, 2016 Form 8-K”). The description of the Amended Note is qualified in its entirety by reference to the full text of the Amended Note, which was filed as Exhibit 10.2 to the April 22, 2016 Form 8-K and is incorporated herein by reference.

PSI MSA Amendment. On February 28, 2019, TEMI and Production Solutions International Petrol Arama Hizmetleri Anomin Sirketi (“PSI”), an affiliate of Mr. Mitchell, entered into an amendment (the “PSI MSA Amendment”) to the Master Services Agreement, dated March 3, 2016 (the “PSI MSA”), pursuant to which PSI and TEMI agreed to extend the primary term of the PSI MSA to February 26, 2021, with automatic successive renewal terms of one (1) year each, unless terminated by PSI or TEMI by written notice at least sixty (60) days prior to the end of the primary term or any successive renewal term. The PSI MSA Amendment was approved by the independent members of the Company’s board of directors.

The foregoing description of the PSI MSA Amendment is qualified in its entirety by reference to the PSI MSA Amendment, which is filed herewith as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

A description of the PSI MSA is included in the Company’s Current Report on Form 8-K, filed with the SEC on March 4, 2016 (the “March 4, 2016 Form 8-K”). The description of the PSI MSA is qualified in its entirety by reference to the full text of the PSI MSA, which was filed as Exhibit 10.1 to the March 4, 2016 Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the headings “DenizBank Credit Facility and 2019 Term Loan” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Term Loan Contract, dated February 22, 2019, by and between TransAtlantic Exploration Mediterranean International Pty Ltd and DenizBank A.S.
10.2	Amendment No. 1 to the Amended and Restated Promissory Note, dated February 28, 2019, by and between TransAtlantic Petroleum Ltd. and Dalea Partners, LP
10.3

Amendment No. 1 to the Master Services Agreement, dated February 28, 2019, by and between TransAtlantic Exploration Mediterranean International Pty Ltd and Production Solutions International Petrol Arama Hizmetleri Anomin Sirketi

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 28, 2019

TRANSATLANTIC PETROLEUM LTD.

		By:	/s/ Tabitha Bailey______________
Tabitha Bailey
Vice President, General Counsel, and Corporate Secretary

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